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                                                                       EXHIBIT 6

                             JOINT FILING AGREEMENT

         The undersigned, and each of them, do hereby agree and consent to the filing of a single statement on behalf of all of them on Schedule 13D and amendments thereto, in accordance with the provisions of Rule 13d-1(f)(1) of the Securities Exchange Act of 1934, as amended.

Dated:    January 30, 1998

                                    THE SHANSBY GROUP
                                    By: TSG Partners, its general partner

                                    By: /s/ CHARLES H. ESSERMAN
                                       ---------------------------------------
                                       Charles H. Esserman, general partner

                                    TSG INTERNATIONAL

                                    By: TSG Partners, its general partner

                                    By: /s/ CHARLES H. ESSERMAN
                                       ---------------------------------------
                                       Charles H. Esserman, general partner

                                    TSG PARTNERS

                                    By: /s/ CHARLES H. ESSERMAN
                                       ---------------------------------------
                                       Charles H. Esserman, general partner

                                    TSG2 L.P.

                                    By: TSG2 Management, L.L.C., its general
                                        partner

                                    By: /s/ CHARLES H. ESSERMAN
                                       ---------------------------------------
                                       Charles H. Esserman, managing member

                                    TSG2 Management, L.L.C.

                                    By: /s/ CHARLES H. ESSERMAN
                                       ---------------------------------------
                                       Charles H. Esserman, managing member

                                    Shansby Partners, L.L.C.

                                    By: /s/ CHARLES H. ESSERMAN
                                       ---------------------------------------
                                       Charles H. Esserman, managing member

                                    /s/ J. GARY SHANSBY
                                    ------------------------------------------
                                    J. Gary Shansby

                                    /s/ CHARLES H. ESSERMAN
                                    ------------------------------------------
                                    Charles H. Esserman